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                                                                   EXHIBIT 99.02
                               COMMERCIAL SUBLEASE

                                     BETWEEN

                            MICRON ELECTRONICS, INC.

                                   SUBLANDLORD

                                       AND

                             MICRON TECHNOLOGY, INC.

                                    SUBTENANT





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                               COMMERCIAL SUBLEASE

        This Commercial Sublease ("SUBLEASE") is effective March 22, 2001, between MICRON TECHNOLOGY, INC., a Delaware corporation, ("SUBTENANT"), and MICRON ELECTRONICS, INC., a Minnesota corporation ("SUBLANDLORD").

1. BASIC PROVISIONS.

        The following basic provisions are a part of this Sublease:

        1.1 SUBLANDLORD.

        Micron Electronics, Inc., is the "SUBLANDLORD" whose current mailing address is 900 E. Karcher Road, Nampa, Idaho 83687.

        1.2 SUBTENANT.

        Micron Technology, Inc., is the "SUBTENANT" whose current mailing address is 8000 South Federal Way, Boise, Idaho 83716.

        1.3 SUBPREMISES.

        The "SUBPREMISES" are located at 900 E. Karcher Road, Nampa, Idaho, and consist of certain building space and improvements in the Phase 1&2 Building, particularly depicted in Schedule I, attached hereto and incorporated herein by this reference. The Subpremises shall be fully accessible to Subtenant at all times of every day of the year. Subtenant's sublease of the Subpremises shall also entitle the Subtenant to access and use the Common Areas as set forth in
Section 2.3.

        1.4 MASTER LEASE.

        This Sublease is subordinate and subject to the terms of the "MASTER LEASE" which is attached hereto as Schedule II. Terms that are defined in the Master Lease and which are not otherwise defined differently in this Sublease shall have the meanings assigned to them in the Master Lease. Sublandlord's obligations as Tenant under the Master Lease shall in no way be modified by the terms or conditions of this Sublease. Micron Technology, Inc. as Landlord hereby consents to this Sublease pursuant to Section 6.2 of the Master Lease and agrees that no use by Subtenant of the Subpremises and no act of failure to act by Subtenant as Subtenant under this Sublease shall cause Sublandlord to be in default under the Master Lease.

        1.5 PERMITTED USE.

        Subtenant shall make such use of the Subpremises as Subtenant may elect in the exercise of its sole discretion ("Permitted Use").

        1.6 TERM AND COMMENCEMENT DATE.

        The Term of this Sublease shall commence on the Commencement Date of the Master Lease or such other date as the parties elect ("Commencement Date"). Unless terminated


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earlier as provided herein, the Sublease shall end at midnight of the day that is the first anniversary of the Commencement Date ("Initial Term"). The Initial Term and any Renewal Term shall be the "Term" of this Sublease. Sublandlord and Subtenant shall execute a memorandum certifying the Commencement Date within five (5) days after that date.

        1.7 BASE RENT.

        Subtenant shall pay to Sublandlord during the Initial Term the Base Rent in monthly installments of one hundred and nine thousand, four hundred and fifteen dollars ($109,415) ("BASE RENT"). Subtenant is not obligated for the payment of any Base Rent for the time period between the Commencement Date and April 5, 2001. Notwithstanding the foregoing, all of Subtenant's other obligations under this Lease commence as of the Commencement Date. The Base Rent for the Initial Term and any Renewal Term(s) shall be the same Base Rent calculated on a per square foot of floor area basis as paid by Sublandlord as the Tenant under the Master Lease for the Phase 1&2 Building. Subtenant shall also pay to Sublandlord a proportionate share of Operational Costs for the Subpremises as provided in Section 4.

2. GRANT OF SUBPREMISES AND POSSESSION.

        2.1 GRANT OF SUBPREMISES.

        Sublandlord subleases to Subtenant and Subtenant subleases from Sublandlord the Subpremises subject to the terms and conditions of this Sublease.

        2.2 POSSESSION.

        Sublandlord shall deliver possession of the Subpremises in the same condition as the Subpremises exist at the time the Master Lease commences (including the rights, privileges, benefits, rights-of-way and easements now or in the future appurtenant to the Subpremises) to Subtenant on the Commencement Date. During the Term, Sublandlord covenants to provide quiet and peaceable possession of the Subpremises to Subtenant.

        2.3 COMMON AREAS.

        Subtenant shall also have access to and use of common areas in or around the Phase 1&2 Building, including without limitation the cafeteria, recreation rooms and bathrooms (collectively "Common Areas"). Each party shall be responsible for injuries to or damages caused by their own employees, guests, subcontractors or agents while they are using such Common Areas, except to the extent that such injury or damage was caused by the negligent or willful acts or omissions of the other party.

3. TERM AND RENEWAL.

        3.1 INITIAL TERM.

        The Initial Term of this Sublease is set forth in Section 1.6.

        3.2 RENEWAL TERMS.



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        Subtenant has the right and option to extend the Term of this Sublease for three (3) additional consecutive periods of one (1) year each ("RENEWAL TERM") beyond the expiration of the Initial Term upon the terms and conditions set forth in this Sublease ("RENEWAL OPTION"). Notwithstanding the foregoing, unless terminated earlier as provided herein, this Sublease shall automatically be extended for the Term of the Master Lease.

        3.3 TENANT'S NOTICE OF EXERCISE OF RENEWAL OPTION.

        Subtenant may exercise Subtenant's Renewal Option by giving written notice of the exercise to Sublandlord within ten (10) calendar days after Sublandlord gives notice to exercise a Renewal Option provided under the Master Lease ("OPTION NOTICE PERIOD").

        3.4 EARLY TERMINATION.

        This Sublease automatically terminates with no further obligation or liability, upon termination of the Master Lease as to either: (i) the Phase 1&2 Building; or (ii) the entire Premises.

4. RENT AND OPERATIONAL COSTS.

        4.1 DEFINITION OF RENT. The word "RENT" includes Base Rent and any amounts identified herein as "ADDITIONAL RENTS" and any other amount payable to Sublandlord by Subtenant.

        4.2 PAYMENT OF RENT. Subtenant agrees to pay Sublandlord Rent for the Subpremises, without offset or deduction for any reason, as and when herein provided.

        4.3 BASE RENT.

        Subtenant shall pay to Sublandlord the Base Rent as described in Section 1.7.

        4.4 OPERATIONAL COSTS. In addition to Base Rent, Subtenant shall be obligated to pay and shall pay its Pro Rata Share (as defined below) of all items ("OPERATIONAL COSTS") that Sublandlord is required to pay pursuant to
Section 4.3 of the Master Lease, except for insurance. Sublandlord will invoice Subtenant monthly for its share of such Operational Costs.

        4.5 OPERATIONAL COST DOCUMENTATION AND RECONCILIATION. All Additional Rent invoices shall include complete copies of all invoices, statements and documents supporting the Operational Costs being billed, as well as complete explanation and documentation of any allocation (hereafter collectively referred to as "BACKUP INVOICES"). Subtenant shall pay such Additional Rent in full within thirty (30) business days after its receipt of the Backup Invoices. Subtenant shall not be obligated to reimburse the Sublandlord for such invoice that Subtenant does not receive with Backup Invoices within one hundred fifty
(150) days after the date the expense relating to such cost was paid.

        4.6 CALCULATION OF SUBTENANT'S PRO RATA SHARE. Subtenant's "Pro Rata Share" of the Operational Costs shall be the percentage derived by dividing the total square footage of the floor area of the Subpremises by the total square footage of the floor area of the Premises under the Master Lease (Floor area shall be calculated pursuant to the BOMA standard method for measuring floor area). Sublandlord shall not allocate any Operational Costs to


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Subtenant that were only incurred in regards to the Phase 3 Building.
Operational Costs incurred by Sublandlord only in regards to the Phase 1 & 2 Building shall be allocated based on the percentage of floor area calculated as set forth above, but dividing it only by the total floor area of the Phase 1 & 2 Building.

        4.7 INSPECTION OF RECORDS.

        Subtenant may, upon not less than ten (10) days' prior written notice to the Sublandlord, inspect the Sublandlord's records for all Operational Costs incurred during the preceding calendar year at the Sublandlord's general offices or at such other location reasonably designated by the Sublandlord at any time during reasonable business hours within one (1) year after the end of said calendar year. If said inspection reveals an overpayment of Operational Costs, the Sublandlord shall reimburse Subtenant any such overpayment within thirty
(30) days after receipt of notice of determination, and of the amount, of such overpayment. If said inspection reveals that the Sublandlord misstated Operational Costs (singularly or collectively) by more than five percent (5%), the Sublandlord shall reimburse Subtenant for all costs reasonably incurred in making such inspection within thirty (30) days after receipt of notice of determination, and of the amount, of any such misstatement. The Sublandlord's expenses for any calendar year shall be deemed correct if Subtenant does not give the Sublandlord written notice of any such overpayment or underpayment within the one (1) year period provided.

        4.8 DATE AND FORM OF BASE RENT PAYMENTS.

        Base Rent payments shall commence on April 6, 2001 and shall be paid each month in advance. Each Base Rent payment subsequent to the initial payment of Base Rent shall be made on the first day of each calendar month during the Term. Base Rent shall be payable at the Sublandlord's address set forth in this Sublease or such different address as Sublandlord shall provide to Subtenant by written notice. In the event Subtenant fails to pay Base Rent on or before the tenth (10th) day of each month, Subtenant, in addition to any other remedy Sublandlord shall have, shall pay Sublandlord a late charge of five percent (5%) of the amount of the later payment.

        4.9 RENT PRORATION.

        For any fractional month occurring during the Term, the Rent and any adjustments to the Rent payable for the fractional month shall be prorated based on the ratio that the number of days in the fractional month bears to the total number of days in that calendar month.

        4.10 PARTIAL PAYMENTS.

        Acceptance by Sublandlord of any partial payment of Base Rent shall not constitute a waiver of the obligation of Subtenant to pay the full amount of the Base Rent then due, or abrogate any late charge.

5. OPERATION OF SUBPREMISES.

        5.1 SUBTENANT'S OBLIGATION.



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        Subtenant shall occupy and use the Subpremises as set forth in this
Sublease. All changes, modification and improvements to the Subpremises made by Subtenant shall be performed at Subtenant's sole cost and expense. Subtenant may modify, improve or remodel the Subpremises at any time without Sublandlord's approval provided that such modifications, improvements or remodels do not adversely affect Sublandlord's portion of the Premises adjacent to the Subpremises.

        5.2 SUBTENANT'S HAZARDOUS MATERIAL USE.

        Subtenant shall not cause or permit any Hazardous Material to be brought upon, kept, used, in, on, from or about the Premises by Subtenant, its agents, employees, contractors, customers, clients, patients, guests or invitees except as incidental to Subtenant's permitted use of the Subpremises and only in quantities that are less than the quantities that are required to be reported to governmental or other authorities under applicable law or regulations. Subtenant shall comply with all applicable laws and regulations regulating Subtenant's use, handling, reporting, storage, discharge and disposal of Hazardous Material. As used in the Lease, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any federal, state or local governmental authority or political subdivision. The term "Hazardous Material" includes, without limitation, any material or substance that is (i) defined as a "hazardous substance" under applicable law, (ii) petroleum, (iii) asbestos, (iv) polychlorinated biphenyl ("PCB"), (v) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1321), (vi) defined as a "hazardous waste" pursuant to
Section 1004 of the Solid Waste Disposal Act (42 U.S.C. Section 6903), (vii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601),
(viii) defined as a "regulated substance" pursuant to Section 9001 of the Solid Waste Disposal Act (Regulation of Underground Storage Tanks), 42 U.S.C. Section 6991, (ix) considered a "hazardous chemical substance and mixture" pursuant to
Section 6 of the Toxic Substance Control Act (15 U.S.C. Section 2605), or (x) defined as a "pesticide" pursuant to Section 2 of the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136).

        5.3 SUBLANDLORD'S OBLIGATIONS.

        Sublandlord shall be and remain obligated to perform all acts, duties and obligations imposed on it as Tenant under the Master Lease, including but not limited to those imposed on it as Tenant pursuant to Sections 5, 6 and 7 of the Master Lease. In addition, Sublandlord shall not take any actions on the Premises that negatively impair Subtenant's ability to continue its operations on the Subpremises as they exist on or after the Commencement Date, including without limitation any actions that would decrease or negatively impact: (i) the amount of electrical power or other Utilities available to Subtenant; (ii) Subtenant's access to the Subpremises; or (iii) the security and safety of the Subpremises.

        5.4 INSURANCE.

        Neither party shall do or permit to be done anything that shall invalidate any insurance carried by the other party.

        5.5 CONDEMNATION, DAMAGE OR DESTRUCTION OF SUBPREMISES.


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        In the event of any condemnation proceeding regarding the Subpremises, or damage or destruction of the Subpremises, Subtenant may immediately terminate the Sublease.

6. DEFAULT BY SUBLANDLORD OR SUBTENANT.

        6.1 DEFAULT BY SUBLANDLORD.

        Sublandlord shall be in default under this Sublease if any of the following occur: (i) Sublandlord is in default under the Master Lease; or (ii) Sublandlord fails to perform or observe any other covenant, agreement or condition which Sublandlord is required to perform or observe and the failure shall not be cured within thirty (30) calendar days after delivery of written notice to Sublandlord of the failure (or, if the cure cannot be effected within the thirty day period, then within the additional period of time as may be required to cure the default provided Sublandlord is diligently and continuously pursuing the cure to completion).

        6.2 REMEDIES OF SUBTENANT.

        In the event of Sublandlord's default as set forth in Section 6.1, Subtenant shall have the remedies available to it as Landlord under Article 8 of the Master Lease, including termination of the Master Lease in conformance therewith. Subtenant's remedies are cumulative and not alternative remedies.

        6.3 DEFAULT BY SUBTENANT.

        Subtenant shall be in default under this Sublease if Subtenant fails to perform or observe any covenant, agreement or condition which Subtenant is required to perform or observe and the failure shall not be cured within thirty
(30) calendar days after delivery of written notice to Subtenant by Sublandlord of the failure (or, if the cure cannot be effected within the thirty day period, then within the additional period of time as may be required to cure the default provided Sublandlord is diligently and continuously pursuing the cure to completion).

        6.4 REMEDIES OF SUBLANDLORD.

        In the event of Subtenant's default as set forth in Section 6.3, Sublandlord shall have all rights provided at law or in equity. Sublandlord expressly waives any right to the abatement or withholding of rent payable to Landlord under the Master Lease. Sublandlord may not withhold rent payments to Subtenant under the Master Lease or pay Rent to other parties or into any escrow or holding account because of the default or alleged default of Subtenant under this Sublease.


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7. TERMINATION OF SUBLEASE.

        7.1 EVENTS OF TERMINATION.

        This Sublease shall terminate upon the occurrence of one or more of the following events: (i) by mutual written agreement of Sublandlord and Subtenant;
(ii) by Sublandlord pursuant to the express provisions of this Sublease; (iii) by Subtenant pursuant to the express provisions of this Sublease; (iv) upon expiration of the Term; (v) by reason of condemnation or destruction of the Subpremises; or (vi) upon the termination of the Master Lease in its entirety or as to the Phase 1&2 Building, for any reason.

8.      CLAIMS AND DISPUTES.

        8.1 RIGHTS AND REMEDIES CUMULATIVE.

        Except as expressly provided in this Sublease, each party's rights and remedies described in this Sublease are cumulative and not alternative remedies.

        8.2 NONWAIVER OF REMEDIES.

        A waiver of any condition stated in this Sublease shall not be implied by any neglect of a party to enforce any remedy available by reason of the failure to observe or perform the condition. A waiver by a party shall not affect any condition other than the one specified in the waiver and a waiver shall waive a specified condition only for the time and in the manner specifically stated in the waiver. The acceptance by Sublandlord of rent or other money from Subtenant after termination of the Sublease, after termination of Subtenant's right of possession, after the occurrence of a default, or after institution of any remedy by Sublandlord shall not alter, diminish, affect or waive the Sublease termination, termination of possession, default or remedy.

        8.3 DISPUTE RESOLUTION.

        If the parties disagree regarding the performance of this Sublease, then the parties agree to engage in direct discussions to settle the dispute. If the disagreement cannot be settled by direct discussions, then the parties agree to first endeavor to settle the disagreement in an amicable manner by mediation pursuant the American Arbitration Association's Commercial Mediation Rules. Thereafter, any unresolved disagreement arising from or relating to this Sublease or a breach of this Sublease shall be resolved as provided by law. The provisions of this Section 8.3 shall not apply to disputes arising from Sublandlord's default in the performance of any obligation to pay any other tax or assessment under this Sublease or the Master Lease.

        8.4 INDEMNIFICATION.

        To the extent caused by an act or omission of Subtenant or Subtenant's officers, directors, employees, invitees, guests, agents, contractors, customers, clients or licensees, during and/or after the Term of this Sublease, Subtenant shall defend, indemnify and hold harmless Sublandlord, and Sublandlord's officers, directors, agents and employees from any liabilities, damages and expenses (including attorney fees) with regards to claims by third parties arising out of or relating to (i) the Subpremises, or (ii) Subtenant's use or occupancy of


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the Subpremises, except to the extent caused by Sublandlord's negligent or willful acts or omissions.

        8.5 SUBTENANT'S HAZARDOUS MATERIAL INDEMNIFICATION.

        During and after the Term of this Sublease, Subtenant shall indemnify, defend and hold Sublandlord harmless from any and all costs (including costs of remediation or clean-up and any proceedings related thereto), claims, judgments, damages, penalties, fines, liabilities or losses (including, without limitation, diminution in value of the Subpremises, damages for the loss or restriction on use of rentable or useable space or any amenity of the Subpremises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of: (i) Subtenant's breach of the obligations stated in Section 5.2 regarding Hazardous Material; (ii) governmental investigation or review of the Subpremises due to Subtenant's operations on the Subpremises; or (iii) Subtenant's negligent or willful acts or omissions that impact existing environmental contamination on or around the Subpremises ("INDEMNIFICATION OBLIGATION"). The Indemnification Obligations includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Subpremises, and, without limiting the preceding, if the presence of any Hazardous Material on the Subpremises caused or permitted by Subtenant results in any contamination of the Subpremises, Subtenant shall promptly take all actions at Subtenant's sole expense as are necessary to return the Subpremises to the condition existing prior to the introduction of any Hazardous Material to the Subpremises.

       8.6 ATTORNEY FEES AND COSTS. If a party is in default under this Sublease, then the defaulting party shall pay to the other party reasonable attorney fees and costs (i) incurred by the other party after default and referral to an attorney and (ii) incurred by the prevailing party in any litigation.

        8.7 INTERPRETATION.

        This Sublease shall be governed by the law of the State of Idaho. The courts in the State of Idaho shall have exclusive jurisdiction. The invalidity of any portion of this Sublease shall not affect the validity of any other portion of this Sublease. This Sublease constitutes the entire, completely integrated agreement among the parties and supersedes all prior memoranda, correspondence, conversations and negotiations.

9. GENERAL PROVISIONS.

        9.1 NOTICES.

        All notices under this Sublease shall be in writing and shall be deemed to be delivered on the date of delivery if delivered in person or by fax, or on the date of receipt if delivered by U.S. Mail or express courier. Proof of delivery shall be by affidavit of personal delivery, machine generated confirmation of fax transmission, or return receipt issued by U.S. Postal Service or express courier. Notices shall be addressed to the address set forth below:


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

SUBTENANT:

Micron Technology, Inc.
8000 South Federal Way
Boise, Idaho  83716
Attention: Jan Nowak
Facsimile: 208-363-2299

WITH A MANDATORY COPY TO:

Micron Technology, Inc.
8000 South Federal Way
Boise, Idaho  83716
Attention: General Counsel
Facsimile: 208-368-4540

SUBLANDLORD:

Micron Electronics, Inc.
900 East Karcher Road
Nampa, Idaho  83687
Attention: Vice President, General Counsel
Facsimile: 208-898-7411

        9.2 NON-RECORDING.

        This Sublease shall not be recorded. A Memorandum of Sublease executed by both parties hereto may be recorded.

        9.3 TIME IS OF THE ESSENCE.

        Time is of the essence with respect to the obligations to be performed under this Sublease.

        9.4 RELATIONSHIP OF PARTIES.

        Nothing contained in this Sublease shall be construed as creating the relationship of principal or agent, partnership or joint venture. Neither the method of computation of Rent nor any other provision of this Sublease, nor any act of the parties, shall be deemed to create any relationship other than that of Sublandlord and tenant.

        9.5 SUBTENANT'S ASSIGNMENT AND SUBLETTING.

        Subtenant may assign or sublet all or a part of this Sublease without the consent of Sublandlord.

        9.6 SUCCESSORS AND ASSIGNS. This Sublease shall benefit and bind the successors and assigns of Sublandlord permitted by the Master Lease.




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

10. SIGNATURES.

                                       Sublandlord:
                                       MICRON ELECTRONICS, INC.
                                       A MINNESOTA CORPORATION

Dated: March 22, 2001                  By: /s/ James R. Stewart
                                           -------------------------------------
                                           James R. Stewart, Senior Vice
                                           President Finance and Chief
                                           Financial Officer

                                       Subtenant:

                                       MICRON TECHNOLOGY, INC.
                                       A DELAWARE CORPORATION

Dated:  March 22, 2001                 By: /s/ W. G. Stover, Jr.
                                           ------------------------------------
                                           W. G. Stover, Jr., Vice President
                                           Finance and Chief Financial Officer


Micron Technology, Inc. hereby         Owner and Landlord:
consents to this Sublease pursuant
to Section 6.2 of the Master Lease.    MICRON TECHNOLOGY, INC.
                                       A DELAWARE CORPORATION

Dated:  March 22, 2001                 By: /s/ W. G. Stover, Jr.
                                           ------------------------------------
                                           W. G. Stover, Jr., Vice President
                                           Finance and Chief Financial Officer






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

LIST OF SCHEDULES

Schedule I     Description of Subpremises

Schedule II    Master Lease












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

1.      BASIC PROVISIONS....................................................................1

        1.1    Sublandlord..................................................................1

        1.2    Subtenant....................................................................1

        1.3    Subpremises..................................................................1

        1.4    Master Lease.................................................................1

        1.5    Permitted Use................................................................1

        1.6    Term and Commencement Date...................................................1

        1.7    Base Rent....................................................................2

2.      GRANT OF PREMISES AND POSSESSION....................................................2

        2.1    Grant of Subpremises.........................................................2

        2.2    Possession...................................................................2

        2.3    Common Areas.................................................................2

3.      TERM AND RENEWAL....................................................................2

        3.1    Initial Term.................................................................2

        3.2    Renewal Terms................................................................2

        3.3    Tenant's Notice of Exercise of Renewal Option................................3

        3.4    Early Termination............................................................3

4.      Rent and operational Costs..........................................................3

        4.1    Definition of Rent...........................................................3

        4.2    Payment of Rent..............................................................3

        4.3    Base Rent....................................................................3

        4.4    Operational Costs............................................................3

        4.5    Operational Cost Documentation and Reconciliation............................3

        4.6    Calculation of Subtenant's Pro Rata Share....................................3

        4.7    Inspection of Records........................................................4

        4.8    Date and Form of Rent Payments...............................................4

        4.9    Rent Proration...............................................................4

        4.10   Partial Payments.............................................................4

5.      OPERATION OF SUBPREMISES............................................................4

        5.1    Subtenant's Obligation.......................................................4

        5.2    Subtenant's Hazardous Material Use...........................................5

        5.3    Sublandlord's Obligations....................................................5

        5.4    Insurance....................................................................5




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

        5.5    Condemnation, Damage or Destruction of Subpremises...........................5

6.      DEFAULT BY SUBLANDLORD OR SUBTENANT.................................................6

        6.1    Default by Sublandlord.......................................................6

        6.2    Remedies of Subtenant........................................................6

        6.3    Default by Subtenant.........................................................6

        6.4    Remedies of Sublandlord......................................................6

7.      TERMINATION OF SUBLEASE.............................................................7

        7.1    Events of Termination........................................................7

8.      CLAIMS AND DISPUTES.................................................................7

        8.1    Rights and Remedies Cumulative...............................................7

        8.2    Nonwaiver of Remedies........................................................7

        8.3    Dispute Resolution...........................................................7

        8.4    Indemnification..............................................................7

        8.5     Subtenant's Hazardous Material Indemnification..............................8

        8.6 Attorney Fees and Costs.........................................................8

        8.7 Interpretation..................................................................8

9.      GENERAL PROVISIONS..................................................................8

        9.1    Notices......................................................................8

        9.2    Non-recording................................................................9

        9.3    Time is of the Essence.......................................................9

        9.4    Relationship of Parties......................................................9

        9.5    Subtenant's Assignment and Subletting........................................9

        9.6    Successors and Assigns.......................................................9

10.     SIGNATURES.........................................................................10

List of Schedules..........................................................................11





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